China Security & Surveillance Technology Inc.

OTCBB: CSCT

FORWARD LOOKING STATEMENT

The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security and Surveillance Technology Inc. undertakes no duty to update those forward-looking statements.

COMPANY SNAPSHOT

PROVIDER OF SECURITY & SURVEILLANCE SOLUTIONS IN CHINA

ESTABLISHED APR, 2001 – COMPLETED RTO SEPT, 2005

HIGH GROWTH INDUSTRY	China's Security Surveillance Market >45% CAGR for over 5 years Estimated $33.2B market by 2009
EXTENSIVE NETWORK	> 200 Sales Reps & Distribution Network locations throughout China
GROWTH DRIVERS	New Public Security Ordinances Beijing Olympics 2008 Shanghai World's Fair 2010
LEADING POSITION	Vertical & Horizontal Integration Access to US Capital Markets

2006 FINANCIAL HIGHLIGHTS

RECORD REVENUES AND NET INCOME

- 152 new contracts during 2006
- Revenues = **$107M** (227% growth from 2005)
- Gross Profit = **$31M** (29% Gross Margins)
- Net Income = **$22.9M** (21.4% Net Margins)
- EPS = **$0.87** (123% growth from 2005)

2006 FINANCIAL SNAPSHOT



$106.99
$105.76
$92.54
$79.32
$66.10
$52.88
$39.66
$26.44
$13.22
$0.00
Revenue
NI
$16.10
$5.70
$32.70
$7.30
$22.90
2004
2005
2006



$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
$0.34
$0.39
$0.87
2004
2005
2006

Outstanding Shares	Approx 34M
52 weeks Range	$3.10 / $16.50
Market Capitalization	Approx $500M

CSST

WWW.CSSTF.COM

CORPORATE STRUCTURE


China Security & Surveillance Technology Inc.
("CSST")
OTCBB : CSCT
100%
China Safetech Holdings Ltd (BVI)
100%
100%
CSST (China) Ltd
Golden Group (Shenzhen)
Chuangguan (Shenzhen)
Partnership
Shenzhen Hongtianzhi Electronics Co., Ltd
HiEasy Electronic Technology Development Co., Ltd
CSST (HK)
Shanghai Chengfeng (Shanghai)

WWW.CSSTF.COM

FOCUSED ON SECURITY & SURVEILLANCE

Features :
- DVR system
- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Multiple port (4 – 16)

Standalone DVR



Embedded DVR



Features :
- 4U DVR system
- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Windows OS
- Multiple port (4 – 36)

In-Car DVR



Features :
- Mobile installations
- Supports GPS/GPRS
- Digital MPEG 4
- Multiple port (1 – 4)

Digital Cameras



Features :
- Sphere, Infra-red, motion detectors
- CCD
- High resolution
- Black & White / Color

Accessories



- DVR compression Cards
- Video Capture Cards
- Motorized Rack mount series
- Decoders

VERTICALLY INTEGRATED BUSINESS MODEL


Design & Manufacturing
Distribution & Installation
Post Sales Service
& Maintenance




Branches in all
major locations in China


12 Months ended Dec, 31 2006
Others, 12%
Solutions, 88%



PROJECT DEVELOPMENTS


Laiwu, Shandong

Factory Surveillance


Doumen, Zhuhai

Border Control Surveillance


Ji'an, Jiangxi

Banking Surveillance


Shenzhen

Campus Surveillance


Zhengzhou, Henan

Transportation Surveillance


Fuzhou, Jiangxi

City Wide Surveillance


Huangdao, Shandong

Public Security Sector

REVENUE BREAKDOWN

- **Revenues by Customers**
  - Corporate = 50%
  - Govt = 40%
  - Others = 10%


50.0%
37.5%
25.0%
12.5%
0%
Corporate
Govt
Others

- **Revenues by Components**
  - Equipment = 40%
  - Engineering = 30%
  - Software = 20%
  - Maintenance = 10%


40%
30%
20%
10%
0%
Equipment
Engineering
Software
Maint/Warranty

REVENUE BY REGION

2006


North West Region (Xi'An),
$15.6M
Central North Region (Beijing),
$1.6M
North East Region (Shenyang),
$9.6M
North Central Region (Jinan),
$19.2M
East Central Region
(Shanghai), $8.2M
South West Region (Chengdu),
$18.1M
Central Region (Nanchang),
$23.6M
HQ (Shenzhen),
$5M
South Central Region (Guangzhou),
$6M

Approx. figures in US$

INDUSTRY DYNAMICS

Key Factors driving the security market in China



Major International Events
Increasing Urbanization
Robust Real Estate Growth
Favorable Regulatory Environment

LARGE ESTABLISHED GROWING INDUSTRY

China's Security & Surveillance Market

Annual Growth Rate > 45%

Security Market Demand

Surveillance Market Demand

USD Billions



$140
$120
$100
$80
$60
$40
$20
$0
$12.33
$0.00
$17.26
$4.93
$24.17
$6.91
$33.84
$12.08
$47.36
$18.05
$66.31
$26.06
$86.20
$33.18
$123.30
$43.10
2003
2004
2005
2006
2007
2008
2009
2010

Source : China Public Security Guide

CSST

WWW.CSSTF.COM

KEY DRIVERS AND OPPORTUNITIES

CURRENT	1. 660 cities –City Safety surveillance systems 2. State Ordinance 458 – All entertainment venues in China 3. Intelligent Community homes and residential estates 4. Railway station safety 5. Traffic control, toll Road, Public Bus transportation 6. Educational institutions, home surveillance, supermarket, hotel, Govt premises, airport, etc.
UPCOMING	• 2008 Beijing Olympics • Coal mines : 24,000 • Shanghai World Fair 2010

SAFE CITY SURVEILLANCE PROJECTS

- Secure & Stable society. Priority for Central Govt (11th 5-year plan)
- Global incidents have fueled concerns
- Surveillance systems for public areas, traffic junctions, govt. buildings, etc
- Cities have their own budgets to determine the size and extent of the contracts
- Initial project phases have started. Major installations will begin in 2007
- Possible related opportunities include;
  - Security operations (emergency reporting calls & maintenance fees)
  - City wide Fire & Alarm industry

ESTIMATED MARKET SIZE FOR SAFE CITY PROJECTS



- Possible contract value average approx. $30M
- Approx. 660 cities requiring installations
- Addressable market size approx. **$25.1B**



- Street Cameras
- Traffic Junctions
- Main Public and Govt areas
- Linked to local Public Security Bureau

"3111" PROJECT

- Testing Phase for monitoring and reporting network
- "3" : Province, City, County
- "111" : Each Province will select 1 city;
  Each City will select 1 County;
  Each County will select one district
- Selection is based upon financial strength
- Once successful, Govt. will conduct nationwide roll-out


Province
City
County

CITY SURVEILLANCE PROJECTS
(CSST's Competitive Position)

- **Already secured initial phase projects in several cities**
  - Shandong
  - Guangxi
  - Xianyang
  - Bao'an
- **Approved vendor for the "3111" projects**
  - Camera systems
  - DVR
- **Banking Facility with China Construction Bank**
  - 10X deposit
  - Reduces AR increase Working capital
  - Ranked 25th among world's top 1,000 banks
  - "Bank of the Year" in China in 2005

SURVEILLANCE FOR ENTERTAINMENT VENUES

Electronic eyes for discos in campaign against vice

Beijing has ordered karaoke clubs and discos — which are widely popular and notorious fronts for prostitution and drugs — to install electronic eyes and open windows in backrooms to cut down on crime.

Government officials will also be banned from opening karaoke bars, video game parlors and other entertainment venues, according to guidelines published by the *People's Daily*, the Communist Party's mouthpiece.

The guidelines aim to clean up the nation's increasingly seedy entertainment industry amid a rise in prostitution, gambling and drug use, state media said Tuesday.

Relatives of officials in the cultural and public security departments, who are in charge of overseeing the entertainment industry, will also be banned from any involvement.

Officials caught running such businesses or not stopping their relatives from doing so will face punishment, including dismissal, according to the regulations issued by the State Council, the country's Cabinet.

The rules, which will go into effect on March 1, also forbid gambling, prostitution and other illegal activities at the businesses.

"Entertainment halls must set up video-monitoring systems covering their entrances, exits and main corridors and insure that the cameras are kept running during operating hours and are not interrupted," the *Beijing Youth Daily* cited the rules as stating.

Nightclubs must keep their security tapes for 30 days in case local police or officials need them in investigations, the newspaper said.

The rules, published in full in the state-run *People's Daily*, added that private rooms, staples of karaoke clubs where most customers rent rooms by the hour, must have transparent windows and no locks on doors.

AGENCE FRANCE-PRESSE, REUTERS

The Hong Kong Standard
Feb 15, 2006

“3111” RECOGNITION



6 专题 7

CHINA POLICE DAILY

为“3111”试点工程推荐的优秀安防企业产品名录

FACILITIES

Manufacturing Facility

- Located in Shenzhen's special industrial zone
- Manufacturing video compression cards
- Assembling of DVR and Camera units
- Approximately 60,000 sq ft
- Currently at 50% Capacity









R&D Center

- Located in Shenzhen
- Joint Video Surveillance Lab of Beijing University & CSST
- Product design center


北大-九鼎
视频监控联合实验室
JOINT VIDEO SURVEILLANCE LAB OF PEKING UNIVERSITY AND GOLDEN GROUP
北京大学深圳研究生院





COMPETITIVE LANDSCAPE

Market is Segmented into 3 areas

- **CSST** Competes effectively in all **3 segments**

Manufacturers
- Strong Technical know-how
- Lacks sales network

Local Distributors
- Specific city
- Retail sales
- No manufacturing capabilities
- SMEs

Local Contractors/SI
- Specific city
- Good relations with local (city) enterprises
- Little tech know-how
- Relies on others for products to sell and install
- SMEs

1. None are vertically integrated
2. LD & LC operate within specific cities only
3. Cannot participate in govt and large projects


Sales
Network
Technolo
gy
Relationshi
ps
Permits
&
Approvals

COMPETITIVE ADVANTAGE

- **Diversified Product Portfolio with Industry Leading Technologies**
  - Built-in to standalone models
  - Black/White and Colored, Infra-red
  - 1 port to multiple 16 ports
- **World Class R&D Team**
  - Joint R&D with Beijing University
- **Excellent Logistic Support**
  - Fast delivery
  - Responsive customer support centers
- **Wide Sales Network**
  - Branches in all major locations in China
- **Approvals & Permits**
- **One-Stop-Shop Solution**

CERTIFICATIONS


HI-TECH

High-Tech Enterprise Certificate (Shenzhen)



Product Inspection Report


UCS

ISO9001; 2000



High-Tech Enterprise Certificate



Top 100 fastest growing Co. in Security & Surveillance Tech


中国安防知名品牌

China Famous Brand


理 事 证 书

Design, Construction & Maint Cert


50

2006 The Top Enterprises in China's Security Industry



3111 Product Recognition – CSST Camera System

CSST

WWW.CSSTF.COM

FINANCIALS

	2003	2004	2005	2006
Revenues	$11.79	$16.06	$32.69	$106.99
Growth	-	*36%*	*104%*	*227%*
Gross Margins	$4.21	$7.26	$9.21	$31.01
Growth	-	*72%*	*27%*	*236%*
% of Revenues	*36%*	*45%*	*28%*	*28%*
Net Income	$2.75	$5.73	$7.27	$22.93
Growth	-	*108%*	*27%*	*215%*
% of Revenues	*23%*	*35%*	*22%*	*21%*
EPS	$0.16	$0.34	$0.39	$0.87

Notes:
- Figures in USD millions
- All four years are audited statements (USGAAP)
- 2003 & 2004 : Child Van Wagoner & Bradshaw, PLLC
- 2005 & 2006: GHP Horwath
- GAAP EPS

CSST

SUMMARY BALANCE SHEET

	As of 31st Dec 05	As of 31st Dec 06
Cash and cash equivalents	$2.3M	$30.9M
Working Capital	$20.6M	$63.5M
Total Assets	$29.1M	$114.5M
Current Liabilities	$4.5M	$22.6M
Long Term Debt	NIL	$2.0M
Shareholders' Equity	$24.6M	$89.8M

MAKE GOOD PROVISIONS

Make Good Provisions for previous PIPE

	2006	2007
Target Net Income	$17.49	$34.1

Achieved

- Mr. Tu (CEO) : 15% of his personal shares are pledged
- 1,022,063 shares or 7.5% (2006) & 1,022,063 shares or 7.5% (2007)

HIGHLIGHTS & RECENT TRANSACTION

- **152 New Contracts in 2006 worth $116.8M**
  - Citywide projects, cyber cafes, corporate customers etc.
- **Backlog = Approx. $20M**
  - Majority to be recognized in Q1, 2007
- **Announced 2 acquisitions to be closed by Q2/Q3**
  - Hongtianzhi
  - HiEasy
- **Majority growth in 2006 was organic**

Citadel Financing

- $60 M Convertible Notes
- Initial Conversion Price = $18
- Coupon = 1%
- Maturity = 5 years

GROWTH DRIVERS

- **CSST is better capitalized**
  - Raised > USD90 million
- **Growing Market**
  - Safe City projects
  - New State Ordinance 458 issued in April, 2006
- **Approved Vendor for "3111" Projects in China**
  - By the Ministry of Public Security & the CSPIA
  - A nationwide surveillance & reporting network
- **Acquisition of Shanghai Chengfeng**
  - Acquisition of management team, technology & customers
  - Supported by the CSPIA and the Ministry of Public Security

MANAGEMENT

Mr. Guoshen Tu *President & Chairman*	M.A. in Philosophy, ZheJiang University Entrepreneur (since 1992). Planning & Restructuring of SOEs Numerous awards from the State, Ministries, Commissions
Mr. Terence Yap *Vice Chairman & CFO*	MBA, Chinese University of Hong Kong B.S. in Finance and Accounting (Australia) Corporate Strategy, M&A, IR, Corporate representative MCI, TMI, Hutchison Telecom
Mr. Shufang Yang *COO*	EMBA, China Europe International Business School GM ZheJiang Yin Cheng Electronics (1998 – 2001) President and CEO of Shanghai Cheng Feng (Since 2001) Extensive experience in the security and surveillance industry
Dr. Yong Zhao *CTO*	PhD in Engineering Post-Doctoral Fellow, Center for Signal Processing and Communications, Concordia University Associate Professor, ShenZhen Grad School of Beijing University Senior Audio/Video compression software engineer, Honeywell

CONCLUSION

- Strong Regulatory Drivers in Place
- Significant Revenues & Earnings Growth
- Clear Domestic Leader in a Highly Fragmented Industry
- First Chinese Security Surveillance Co. Listed in U.S.

Thank You !

SAFETY IS EVERYTHING